UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: MAY 31

Date of reporting period: JUNE 1, 2016 – MAY 31, 2017

(Annual Shareholder Report)

Item	1. Reports to Shareholders

ANNUAL REPORT

AMG Funds

May 31, 2017

AMG Managers Essex Small/Micro Cap Growth Fund
Class N: MBRSX

www.amgfunds.com	AR015-0517

AMG Managers Essex Small/Micro Cap Growth Fund
Annual Report—May 31, 2017

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	12

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	13
Balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	14
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	15
Detail of changes in net assets for the past two fiscal years

Financial Highlights	16
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	17
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22

TRUSTEES AND OFFICERS	23

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

The last 12 months was a robust period for U.S. equity markets as investor confidence and the U.S. economy continued to expand. The S&P 500 Index, a widely followed barometer of the U.S. equity market, returned 17.5% over the last 12 months. Small cap stocks performed even better with a 20.4% return for the small cap Russell 2000® Index.

During the period, investors had to balance a number of noteworthy events, including the U.K.’s exit from the European Union (“Brexit”), a contentious U.S. presidential election and the U.S. Federal Reserve’s third interest rate increase. Following the surprising election results, pro-cyclical sectors rallied, especially financials, as the new administration’s plans for tax reform and increased fiscal spending drove a reflationary theme of stronger future economic growth. The first half of 2017 was marked by low volatility which further supported the rally in equity prices. Investors witnessed the S&P 500 Index, NASDAQ Composite Index® and Dow Jones Industrial Index® all post record highs, with very little volatility. So far this year, the S&P 500 Index has steadily risen without a drawdown greater than around (2.5)%.

In total, all but two sectors of the S&P 500 were positive during the prior 12 months; however, there was significant dispersion in performance across sectors. Information technology and financials stocks led the Index with returns of 33.8% and 23.1%, respectively, while companies within the energy and telecommunication services sectors were the laggards with returns of (0.8)% and (0.6)%, respectively. International stock performance significantly improved from the prior year (helped by a weakening U.S. Dollar over the last half of the year) with a return of 18.2%, as measured by the MSCI ACWI ex USA Index. Additionally, emerging markets stocks strongly outperformed developed market stocks, as the MSCI Emerging Market Index ended the period at 27.4%, against the MSCI EAFE Index’s 16.4%.

The Bloomberg Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 1.6% for the year ended May 31, 2017. Over the period, interest rates finished higher but did experience several pullbacks along the way. Following the Brexit vote in late June, investors briefly took shelter in U.S. Treasuries, sending the 10-year U.S. Treasury yield to a historical low of 1.37%. However, bond investors were negatively impacted when 10-year rates spiked more than 100 basis points from that low point following the presidential election. More recently, 10-year rates have fallen below their post-election highs to 2.21% as the yield curve has flattened. High yield bonds, on the other hand, have performed strongly, as investor risk appetite improved and credit spreads tightened during the fiscal year. The Bloomberg Barclays U.S. Corporate High Yield Index ended the period with a 13.6% return.

We are excited to announce that as of October 1, 2016, the AMG Funds family of mutual funds fully integrated the former Aston Funds. AMG Funds and Aston Funds shareholders now have access to the differentiated solutions of AMG

Funds, which represents a single point of access to one of the largest line-ups of boutique managers and products in the world.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended May 31, 2017*

Stocks:		1 Year	3 Years	5 Years

Large Caps	(S&P 500 Index)	17.47%	10.14%	15.42%

Small Caps	(Russell 2000® Index)	20.36%	8.00%	14.04%

International	(MSCI All Country World ex USA Index)	18.24%	1.26%	8.39%
Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	1.58%	2.53%	2.24%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	13.58%	4.73%	7.31%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	1.46%	3.49%	3.31%

Treasury Bills	(BofA Merrill Lynch 6-month U.S. Treasury Bill Index)	0.65%	0.41%	0.32%
*Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended May 31, 2017	Expense Ratio for the Period	Beginning Account Value 12/01/16	Ending Account Value 05/31/17	Expenses Paid During the Period*
AMG Managers Essex Small/Micro Cap Growth Fund

Class N

Based on Actual Fund Return	1.49%	$1,000	$1,075	$7.71

Hypothetical (5% return before expenses)	1.49%	$1,000	$1,018	$7.49

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

3

AMG Managers Essex Small/Micro Cap Growth Fund Portfolio Manager’s Comments (unaudited)

FISCAL YEAR END MAY 31, 2017

For the fiscal year ended May 31, 2017, the AMG Managers Essex Small/Micro Cap Growth Fund (the “Fund”) returned 21.9%, outperforming its benchmark, the Russell 2000® Growth Index, which retuned 19.7%.

The stock market strength exhibited in the second half of 2016 continued apace in the opening months of 2017. After starting the 2016 calendar year in an extraordinarily weak fashion, most of the major U.S. stock market indices closed the year higher by a double-digit percentage. To illustrate the magnitude of the turnaround in the markets, the S&P 500 Index finished the year with a return of nearly 12% after being down more than 10% in the first six weeks of 2016. So much for the old stock market adage “As goes January, so goes the year.” Indeed, 2016 was a year in which many significant events that most deemed highly improbable resulted in surprising and unexpected outcomes. “Experts” expected Britain to vote to remain a member of the European Union but the voters opted to leave the EU. Donald Trump was given a very small probability of prevailing in the presidential election but he ended up winning. Interest rates were expected to rise (once again) but they didn’t until most had thrown in the towel on that prediction and switched to believing that rates were going nowhere. Clearly it was a year of the unexpected.

The stock rally that began in the second half of the year continued in the first half of 2017 on hope for acceleration in economic growth. Although we are many years into the economic recovery following the recession in 2008, the U.S. economic growth rate has been less than 3% annually. There are nascent signs that the pace of economic growth in the U.S. is beginning to move higher, and evidence of wage growth for the first time in some while. Overseas, China, Japan and Europe are also showing signs of improvement. Stocks have moved in anticipation of these improvements as well as on the belief that business confidence will strengthen with meaningful tax reform and a lessening of the regulatory burden under the new U.S. administration. While we are optimistic on the outlook for 2017, our enthusiasm is somewhat bridled given the sharp move that we have seen in the market over the past three months.

Despite this strong stock market performance, and although the financial markets are near all-time highs, there is a distinct lack of euphoria among both individual and institutional investors. Money continues to flow out of U.S. stock funds, particularly actively managed funds. Investors appear focused on two significant events: the Trump presidency and the timing, magnitude and duration of the next increase(s) in the Federal Funds rate. Both of these issues could have a profound effect on the U.S. economy and stock market. However, we do not see many signs in the current market that point to a significant market top. In particular, we are encouraged by the recent improvement in global leading economic indicators, the steady upward earnings revisions, solid market breadth, and the shift in leadership away from defensive sectors. We do not expect the market to appreciate in a straight line going forward, but we believe that the environment remains positive for equity performance.

For the full year period, the Fund’s returns exceeded the benchmark. We are particularly pleased to show strong relative as well as absolute performance, as the past 12-month period was marked by significant outperformance at the largest end of the benchmark, outsized returns to momentum strategies, and a lack of correlation between positive earnings surprises and subsequent stock performance. The Fund relies on the discovery of historically unrecognized and under-owned companies and stocks which were out of step in a market where investors generally shunned misunderstood and unrecognized names and instead crowded into the handful of names with perceived safe and steady growth. However, there are early signs of a change in the marketplace away from momentum and into a focus on valuation and growth which should benefit the Fund’s style. In fact, stock selection, even in this period that continued to favor larger small cap stocks over their micro-cap counterparts, added significant value overall. The Fund added particular value in health care with other additional positive contributions in technology, industrials and consumer staples. Offsetting these areas of strength were areas of modest underperformance in consumer discretionary, financials, materials and energy.

FUND/SECTOR COMMENTARY

Consumer Discretionary: Despite the continued improvement in employment data and the first signs of increasing wages, consumer spending remained lackluster during the 12-month period and the consumer discretionary sector continued its multi-year pattern of underperformance. We maintained a significantly underweight position versus the benchmark, but still underperformed overall due to the mixed performance on stock selection. There was weakness in many of the Fund’s specialty retail names including Destination XL Group Inc., Cherokee Inc., and Big Lots Inc. as investors continued to assume a zero-sum game of Amazon versus other retail and apparel firms. Destination XL Group Inc. (DXLG), a men’s big and tall apparel retailer, suffered from both sector concerns as well as pressure on undiscovered and misunderstood micro cap names. Although DXLG missed modestly on revenues and comparable store sales, they are showing strong growth in EBITDA and free cash flow. They are focusing on customer retention and acquisition and, we believe, have the wherewithal to withstand the current challenging environment. The Fund sold Cherokee, as we have lost confidence in the company’s ability to outgrow the loss of their business with Target, but we are retaining other positions because we believe investors are overly binary in their treatment of any retailers other than Amazon. Although we believe that brick-and-mortar will continue to lose market share to E-commerce, the valuations of other retailers suggest a winner-take-all result with only Amazon

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AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (continued)

prospering in the future. There was also weakness in exercise equipment supplier Nautilus Inc. Nautilus decided to pull back on TV advertising during the election period, which impacted their direct and in-store sales, although their sales through Amazon continued to be strong. We are excited about their line-up of new product introductions and are looking to see sales growth reaccelerate as they return to their normal advertising cadence.

Partially offsetting these weaker names was strong performance in the thematic area of outdoor-driven entertainment with good returns in Callaway Golf Company, Big 5 Sporting Goods Corp., and new holding Johnson Outdoors Inc. We also saw strength in the homebuilder Beazer Homes USA Inc., a manufacturer of homes focused on first-time buyers.

Materials: The materials sector, although a small sector for the Fund, detracted from the Fund’s performance over the period as increased exposure to steel stocks was followed by investor concerns about pricing and Chinese share gains. Although steel prices have weakened recently, we believe that the outlook remains very positive based on increased infrastructure spending, the continued strength of U.S. manufacturing output, and continued increases in energy spending. We added two names in the period, Carpenter Technology, which is in the process of transforming itself from a commodity supplier of steel products to a highly engineered product producer with higher margins and returns, and Olympic Steel Inc., a supplier of tubular and flat-rolled steel with exposure to industrial, energy and construction markets. During the first quarter of 2017 we exited the position in U.S. Concrete, Inc. (USCR) following a recovery in the stock price over the second half of the quarter. The stock has been propelled higher in anticipation of both increased infrastructure spending under the new administration and an opportunity to benefit from the construction of a wall on the Mexican border. We are concerned that the increase in infrastructure spend might not happen at the expected pace and the ultimate benefit to USCR from any border wall might be less than anticipated, and decided to lock in profits in the name. We also saw weakness early in the period with building supply company Boise Cascade Co., as lumber prices remained weak. The Fund sold its position to make room for specialty chemical company Ferro Corp., which is selling at a 50% discount to Boise Cascade while still giving exposure to the U.S. housing market. This proved to be a good swap as Ferro was up over 28% since we purchased the stock.

Health Care: The health care sector was a strong performer for the Fund despite the headwinds from the biotechnology sector. There are still risks in the sector but the long-term growth drivers for health care are as strong as ever. This is one area of the market where we have been concerned about excessive enthusiasm, particularly in the small development-stage biotech area, and therefore we are maintaining the relatively conservative posture to this sector despite the underperformance that we experienced at the beginning of this period. However, the Fund’s strong stock selection and under-exposure to development-stage biotech paid off over the entire period as we added significant value in this area. We know from past periods of over exuberance in a sector, such as technology in 1999 and energy in 2008, that chasing price performance when it divorces from fundamentals and valuations doesn’t pay in the long run. The biggest contributor to the performance of the Fund in the health care sector was in the area of specialty pharmaceutical. Supernus Pharmaceuticals Inc. had another strong period of outperformance as investor enthusiasm grew about their product potential in treating bipolar disorder as well as their ADHD products. We also saw strong performance from newer holdings Corcept Therapeutics Inc. (treatment for Cushing’s syndrome), and AxoGen Inc. (peripheral nerve damage repair products). In addition, we saw continued strength in health care information technology player Vocera Communications Inc. and aesthetic supplier Cutera Inc. Partially offsetting these strong performers was weak performance among a number of micro-cap names that did not attract investor interest, including Harvard Bioscience Inc., Pacific Bioscience of California Inc., Trinity Biotech PLC, and Bovie Medical Corp. All of these names have market caps of less than $400M. We sold Trinity Biotech and Bovie as our analysis led us to believe that the weakness was not solely due to market cap but, in fact, was also related to weakening fundamentals, although maintained the Fund’s positions in the other names. We also saw weakness in Cross Country Healthcare Inc. and Orthofix International Inc. Cross Country, a supplier of temporary nursing and medical personnel to hospitals, missed earnings slightly, as they are ramping up investment in their staffing and recruitment personnel. These investments are likely to drive future growth in both earnings and revenues and, therefore, we decided to maintain the position. However, we sold Orthofix following their earnings miss, as the prospects for resumption in growth were less clear.

Industrials: The industrials sector was the Fund’s second best performing sector during the period, led by a focus on infrastructure and housing. In particular, we saw excellent performance by the Fund’s newer holdings Patrick Industries Inc. (a supplier to manufactured housing and recreational vehicles), Gencor Industries Inc. (a supplier of asphalt and equipment for the construction industry), and Columbus McKinnon Corp. (a supplier of material handling equipment used in construction and transportation). All three of these names were recognized by other growth investors shortly after we initiated purchases. We also saw continued strength from Willdan Group Inc., which has been the recipient of increased coverage, as this supplier of outsourced engineering services to utilities and cities has continued to show strong bookings and revenue growth, and Sterling Construction Co. (construction and distribution company focused on highway paving, bridge and sewer projects). All of these companies are benefitting from the increase in non-residential construction, and particularly the increase in spending that we have seen in infrastructure. This remains a major theme for the Fund, as we believe that the spending on highway and bridge repairs,

5

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (continued)

environmental controls and energy efficiency is still early its cycle. On the negative side, after many quarters of strong performance, LSI Industries Inc. continued to trade lower in the quarter as the migration from traditional lighting to LED undergoes some digestion pains. Despite the weak quarter, we continue to like the longer term outlook for LSI Industries, as we have recently seen improving market volumes overall, the company is focused on manufacturing improvements, and the company is focusing their growth efforts on the areas of digital signage and smart lighting. We also saw weaker quarter returns USA Truck Inc., P.A.M. Transportation Services, and Arcbest Corp. as the trucking area remained under selling pressure. Investors are concerned about continued weakness in trucking rates as well as disintermediation as Amazon builds their own captive transportation sources. We sold the positions in P.A.M. and Arcbest, but maintained the position in the micro-cap name, USA Truck, as we believe that this company more than discounts any risks with the stock selling at less than book value.

Energy: The energy sector was the worst absolute performer for the period with benchmark sector returns of (2.6)%, the only sector to have negative performance over the period. The Fund’s performance was also weak in relative terms, despite a conservative posture toward the area. Oil prices declined in the face of rising U.S. supply, moderating global demand and the impact of the stronger dollar. We are maintaining a fairly cautious exposure to direct E and P and oil service companies and instead are focusing on the suppliers into the industry within the industrials sector. During the quarter, we had very strong performance from the mid-states refiner Alon USA Energy as the refining environment improved. We believe that the merger of Alon and Delek, which was completed early in January 2017, will lead to significant earnings synergies for this emerging premier player in the Permian refining marketplace. In addition, the California asphalt business remains an under-recognized asset within Alon. The Fund’s shipping stocks, Ardmore

Shipping Corp. and Tsakos Energy Navigations Ltd., continued to lag as investors focused on somewhat lower year-over-year pricing on product tankers. The supply of tankers grew last year, but future orders for new ships are very low. The stocks still sell at 4-5 times trailing earnings. We underestimated the impact that the change in sentiment would have on the stock prices. Although we are disappointed in the action of the stocks this past year, we believe that the investment community is overly pessimistic about their prospects. We decided to concentrate the Fund’s position in Ardmore Shipping as they have the stronger balance sheet of the two.

Financials: Financials were a modest detractor to performance during the quarter due to weak performance from Banc of California Inc. We sold the position in Banc of California, as we grew concerned about the quality of their management team and potential inter-relationships with other firms. We replaced it with another small California bank, Bank of Commerce Holdings, but Banc of California was down about 32% for the period when we sold it. Despite the disappointment in Banc of California, we saw strong performance from many of the Fund’s other holdings including Stewart Information Services Corp. and Evercore Partners Inc.

Technology: The technology sector added significant value to the overall Fund’s performance this quarter with value added both through an overweight position and stock selection. We saw strength in both new names to the Fund as well as names that we have owned for a number of quarters. In particular, we had excellent performance from newcomers Intevac Inc. (a supplier of equipment used in the manufacture of data storage and flat panel displays), Datawatch Corp. (a business intelligence software company), Control4 Corp. (a provider of devices used in home automation) and Nimble Storage Inc., which was acquired by Hewlett Packard Enterprise during the quarter. We also saw continued strength in the Fund’s exposure to the optical cycle with strong showings by AXT Inc., Oclaro Inc. and Lumentum Holdings Inc.

Partially offsetting the strong names were some companies that underperformed during the quarter as they reported weaker than expected results. In particular, Gigamon Inc. sold off sharply following a string of strong beat and raise quarters when they took guidance down sharply following a disappointing December quarter. The company was surprised when several large existing West Coast customers deferred purchasing decisions into 2017, leaving the company with a bookings hole for the first half of the year. Although we are concerned about the company’s lack of sales execution we do not believe that they are losing share or that there are changes in the demand picture for network security, as they continued to see strong repeat purchase activity and solid wins in the sub-$1M transactions. We will monitor this situation closely but believe that the company will reset expectations at a level that can be exceeded. The Fund also had a very disappointing quarter with ServiceSource International, a provider of software designed to help customers optimize service revenues. ServiceSource also had customer issues as one major customer declared bankruptcy and another discontinued the underlying product. We were disappointed in the results, but believe that the new management team and the strong bookings outside of these problem areas will allow the company to return to growth. In addition, Silver Spring Networks (SSNI), which develops software that enables more effective management of the electric grid, reported a weaker-than-expected quarter due to some large contracts being deployed at a slower than anticipated pace. The Fund sold positions, as we are concerned that these delays could continue for the next few quarters and disrupt the progress that the company is making in improving profitability. Additionally, the Fund sold a position in PFSW Web Inc. following their disappointing quarter, as we became concerned that their web management services were losing share to other players.

6

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (continued)

We have been bullish on technology for a number of years with a significant overweight to the Fund. Recently, other investors have started to recognize the importance of technology as both a driver of change as well as an important building block, both on the hardware and software side, for continued growth in U.S. manufacturing, automation, energy efficiency and overall productivity gains within the global economy. We are watching the area closely for signs of overvaluation and excessive optimism, but have not yet seen them emerge.

OUTLOOK

As noted in our opening paragraphs, the stock market has been a strong performer over the past 12 months in anticipation of a stronger economy and positive benefits from a change in administration. We are somewhat cautious on the market in the near term given fairly high stock market valuations and some increasing concerns about a slowdown in the economy and a ratcheting down in expectations of the pace of change that can be accomplished by the new administration. However, it is important to note that although stock market valuations appear toward the higher end of historical ranges, these valuation levels can be justified by the low interest rate backdrop and low inflationary environment.

Fundamental analysis and identification of mispriced growth companies is the bedrock of the Fund’s strong long-term performance. The Fund seeks to invest in small and micro-cap growth companies that have the ability to grow faster than the market for a number of years, and we aim to opportunistically buy these growth companies when the valuation does not fully reflect their growth prospects. As noted above, the overall market might be relatively expensive, but we continue to find many companies with improving fundamentals and attractive prices. As always, we remain steadfast in our commitment to finding growth wherever growth exists.

This commentary reflects the viewpoints of the portfolio manager, Essex Investment Management Co., LLC as of May 31, 2017 and is not intended as a forecast or guarantee of future results and is subject to change without notice.

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AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Essex Small/Micro Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the Fund’s Class N (formerly Investor Class) on May 31, 2007, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Essex Small/Micro Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended May 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Essex Small/Micro Cap Growth Fund [2,3,4,5,6,7,8]	21.94%	15.09%	5.40%

Russell 2000® Growth Index[9]	19.71%	14.36%	7.39%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]  Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2017. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The performance information for the Fund’s Class N shares for periods prior to December 1, 2012, does not reflect the impact of the front-end and deferred sales charges (loads) that were in effect until December 1, 2012. Additionally, the Fund’s Class C shares converted to Investor Class shares.

[4]  The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings history, competitive conditions, less publicly available corporate information and reliance on a limited number of products.

[5]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[6]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

[7]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

[8]  Effective October 1, 2016, the Investor Class was renamed Class N.

[9]  The Russell 2000® Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Growth Index is a trademark of the London Stock Exchange Group Companies.

Not FDIC insured, nor bank guaranteed. May lose value.

8

AMG Managers Essex Small/Micro Cap Growth Fund
Fund Snapshots (unaudited)
May 31, 2017

PORTFOLIO BREAKDOWN

Sector	AMG Managers Essex Small/Micro Cap Growth Fund*	Russell 2000® Growth Index

Information Technology	30.7%	26.2%

Health Care	25.8%	21.5%

Industrials	17.7%	15.5%

Consumer Discretionary	10.5%	14.7%

Financials	5.1%	5.3%

Materials	3.5%	5.1%

Consumer Staples	3.0%	3.0%

Energy	2.3%	1.5%

Real Estate	0.0%	5.6%

Telecommunication Services	0.0%	0.8%

Utilities	0.0%	0.8%

Rights	0.0%	0.0%

Other Assets and Liabilities	1.4%	0.0%

*As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Cutera, Inc.**	2.0%
Novanta, Inc.**	1.9
Intevac, Inc.	1.8
AxoGen, Inc.	1.8
Vocera Communications, Inc.**	1.7
AXT, Inc.	1.7

Lantheus Holdings, Inc.	1.7
Supernus Pharmaceuticals, Inc.	1.6
Callidus Software, Inc.	1.5
Corcept Therapeutics, Inc.**	1.4

Top Ten as a Group	17.1%

**Top Ten Holdings as of November 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

9

AMG Managers Essex Small/Micro Cap Growth Fund
Schedule of Portfolio Investments
May 31, 2017

Shares	Value	Shares	Value

Common Stocks - 98.6%

Consumer Discretionary - 10.5%

Beazer Homes USA, Inc.*	25,508	$311,198

Big 5 Sporting Goods Corp.	17,291	240,345

Big Lots, Inc.[1]	5,005	244,394

Black Diamond, Inc.*	44,655	265,697

Callaway Golf Co.	24,399	310,843

Cavco Industries, Inc.*	2,785	307,046

Destination XL Group, Inc.*	39,326	94,382

Five Below, Inc.*,1	6,146	315,290

Johnson Outdoors, Inc., Class A	3,570	153,296

Nautilus, Inc.*	14,173	257,240

Tenneco, Inc.	4,372	248,548

Total Consumer Discretionary		2,748,279

Consumer Staples - 3.0%

Central Garden and Pet Co., Class A*	11,985	346,486

S&W Seed Co.*	25,327	102,574

SunOpta, Inc.*	37,735	350,936

Total Consumer Staples		799,996

Energy - 2.3%

Alon USA Energy, Inc.	15,859	195,859

Ardmore Shipping Corp.[1]	22,930	165,096

Matador Resources Co.*,1	10,626	242,167

Total Energy		603,122

Financials - 5.1%

Atlas Financial Holdings, Inc.*	18,070	271,050

Bank of Commerce Holdings	26,601	288,621

Evercore Partners, Inc., Class A	3,458	234,452

James River Group Holdings, Ltd.	6,385	253,101

Stewart Information Services Corp.	6,624	299,670

Total Financials		1,346,894

Health Care - 25.8%

AtriCure, Inc.*	15,948	333,154

AxoGen, Inc.*	31,149	462,563

Cardiovascular Systems, Inc.*	10,631	319,249

Corcept Therapeutics, Inc.*,1	32,741	370,301

Corium International, Inc.*	33,786	252,044

Cross Country Healthcare, Inc.*	15,801	182,502

CryoLife, Inc.*	14,471	264,096

Cutera, Inc.*	22,776	519,293

DexCom, Inc.*	2,650	177,126

Eagle Pharmaceuticals, Inc.*,1	3,534	$257,805

Harvard Bioscience, Inc.*	75,450	173,535

Icad, Inc.*	24,617	113,977

Insulet Corp.*,1	8,715	365,769

K2M Group Holdings, Inc.*	11,599	263,877

Lantheus Holdings, Inc.*	26,562	440,929

Mazor Robotics, Ltd., Sponsored ADR*	5,024	208,044

Neos Therapeutics, Inc.*	19,459	163,456

Nuvectra Corp.*	29,497	284,351

Organovo Holdings, Inc.*	49,784	140,889

Oxford Immunotec Global PLC*,1	20,046	280,644

Pacific Biosciences of California, Inc.*	38,788	128,000

Recro Pharma, Inc.*	25,609	185,921

Supernus Pharmaceuticals, Inc.*	11,514	432,926

Vocera Communications, Inc.*	17,057	455,934

Total Health Care		6,776,385

Industrials - 17.7%

AAR Corp.	7,699	269,003

Aerovironment, Inc.*	9,326	289,479

Arotech Corp.*	76,649	254,858

Builders FirstSource, Inc.*	22,306	304,700

Columbus McKinnon Corp.	10,003	279,484

Gencor Industries, Inc.*	17,502	283,532

Kornit Digital, Ltd.*,1	18,244	305,587

LSI Industries, Inc.	31,963	282,233

Manitex International, Inc.*	41,590	298,616

NOW, Inc.*	15,567	257,011

Patrick Industries, Inc.*	4,736	313,523

Primoris Services Corp.	9,475	219,820

Sterling Construction Co., Inc.*	24,044	244,768

Titan International, Inc.	25,371	263,097

USA Truck, Inc.*	27,733	182,760

WageWorks, Inc.*	3,433	242,885

Willdan Group, Inc.*	10,437	347,239

Total Industrials		4,638,595

Information Technology - 30.7%

A10 Networks, Inc.*	28,064	229,283

Amber Road, Inc.*	33,629	243,138

AXT, Inc.*	66,430	441,760

Benefitfocus, Inc.*,1	8,608	273,734

Callidus Software, Inc.*	16,855	402,834

The accompanying notes are an integral part of these financial statements.
10

AMG Managers Essex Small/Micro Cap Growth Fund
Schedule of Portfolio Investments (continued)

Shares	Value	Principal Amount	Value

Information Technology - 30.7% (continued)

Ceragon Networks, Ltd.*	91,936	$270,292

Control4 Corp.*	11,425	226,786

Datawatch Corp.*	35,687	296,202

DSP Group, Inc.*	24,468	289,946

Electro Scientific Industries, Inc.*	35,177	294,080

The ExOne Co.*	26,153	344,173

Gigamon, Inc.*,1	8,470	323,130

The Hackett Group, Inc.	16,818	246,552

Identiv, Inc.*	24,998	138,239

Intevac, Inc.*	36,091	483,619

LogMeln, Inc.	2,656	294,816

Lumentum Holdings, Inc.*	6,484	369,912

Mimecast, Ltd.*	10,116	271,311

Mitek Systems, Inc.*	43,252	337,366

Model N, Inc.*	21,390	277,000

Novanta, Inc.*	14,428	490,552

O2Micro International, Ltd., ADR*	48,836	100,602

Oclaro, Inc.*,1	23,685	210,323

Proofpoint, Inc.*,1	3,823	328,778

QAD, Inc., Class A	10,856	353,363

QuickLogic Corp.*	68,673	83,094

ServiceSource International, Inc.*	53,754	185,989

Telenav, Inc.*	29,577	241,053

Total Information Technology		8,047,927

Materials - 3.5%

Carpenter Technology Corp.	6,077	221,628

Codexis, Inc.*	50,284	201,136

Ferro Corp.*	18,434	308,954

Olympic Steel, Inc.	11,981	197,327

Total Materials		929,045

Total Common Stocks
(cost $19,194,112)		25,890,243

Rights - 0.0%#

DYAX Corp.*,2

(cost $0)	10,896	109

Short-Term Investments - 9.2%

Repurchase Agreements - 9.2%[3]

Cantor Fitzgerald Securities, Inc., dated 05/31/17, due 06/01/17, 0.820% total to be received $1,000,023 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 06/15/17 - 03/20/67, totaling $1,020,000)	$1,000,000	$1,000,000

Daiwa Capital Markets America, dated 05/31/17, due 06/01/17, 0.850% total to be received $1,000,024 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 06/08/17 - 12/01/51, totaling $1,020,000)	1,000,000	1,000,000

Nomura Securities International, Inc., dated 05/31/17, due 06/01/17, 0.820% total to be received $405,160 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.500%, 06/01/17 - 05/20/67, totaling $413,254)	405,151	405,151

Total Short-Term Investments
(cost $2,405,151)		2,405,151

Total Investments - 107.8%
(cost $21,599,263)		28,295,503

Other Assets, less Liabilities - (7.8)%		(2,042,562)

Net Assets - 100.0%		$26,252,941

The accompanying notes are an integral part of these financial statements.
11

Notes to Schedule of Portfolio Investments

The following footnotes should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $21,672,785 for federal income tax purposes at May 31, 2017, the aggregate gross unrealized appreciation and depreciation were $7,643,226, and $1,020,508, respectively, resulting in net unrealized appreciation of investments of $6,622,718.

*	Non-income producing security.

#	Less than 0.05%

[1]	Some or all of these securities, amounting to a market value of $2,312,762, or 8.8% of net assets, were out on loan to various brokers.

[2]	This security is restricted and not available for re-sale. The security was received as part of a corporate action on January 22, 2016.

[3]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of May 31, 2017: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total

Investments in Securities

Common Stocks†	$25,890,243	—	—	$25,890,243

Rights	—	—	$109	109

Short-Term Investments	—	$2,405,151	—	2,405,151

Total Investments in Securities	$25,890,243	$2,405,151	$109	$28,295,503

†	All common stocks held in the Fund are level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of May 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

At May 31, 2017, the Level 3 security is Rights received as a result of a corporate action.

INVESTMENT DEFINITIONS AND ABBREVIATIONS:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.
12

AMG Managers Essex Small/Micro Cap Growth Fund
Statement of Assets and Liabilities
May 31, 2017

Assets:
Investments at value* (including securities on loan valued at $2,312,762)	$28,295,503
Receivable for investments sold	875,063
Receivable for Fund shares sold	2,179
Dividends, interest and other receivables	8,832
Receivable from affiliate	1,454
Prepaid expenses	20,788
Total assets	29,203,819
Liabilities:
Due to Custodian	66,504
Payable upon return of securities loaned	2,405,151
Payable for investments purchased	336,269
Payable for Fund shares repurchased	59,039
Accrued expenses:
Investment advisory and management fees	15,724
Administrative fees	3,369
Shareholder servicing fees - Class N#	2,027
Distribution fees - Class N#	5,616
Professional fees	25,151
Trustees fees and expenses	278
Other	31,750
Total liabilities	2,950,878

Net Assets	$26,252,941
Net Assets Represent:
Paid-in capital	$18,003,771
Undistributed (distribution in excess of) net investment income	(134,998)
Accumulated net realized gain from investments	1,687,928
Net unrealized appreciation of investments	6,696,240
Net Assets	$26,252,941
Shares outstanding - Class N#	1,025,714
Net asset value, offering and redemption price per share - Class N#	$25.59
* Investments at cost	$21,599,263

#	Effective October 1, 2016, the Fund’s share class was renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.
13

AMG Managers Essex Small/Micro Cap Growth Fund
Statement of Operations
For the fiscal year ended May 31, 2017

Investment Income:
Dividend income	$111,061[1]
Securities lending income	9,845
Total investment income	120,906
Expenses:
Investment advisory and management fees	220,323
Administrative fees	27,355
Shareholder servicing fees - Class N#	26,012
Distribution fees - Class N#	68,758
Professional fees	29,796
Reports to shareholders	24,777
Registration fees	17,478
Transfer agent fees	9,699
Custodian fees	8,889
Trustees fees and expenses	1,493
Miscellaneous	1,318
Total expenses before offsets	435,898
Expense reimbursements	(25,988)
Net expenses	409,910

Net investment loss	(289,004)
Net Realized and Unrealized Gain:
Net realized gain on investments	3,130,204
Net change in unrealized appreciation of investments	2,536,423
Net realized and unrealized gain	5,666,627

Net increase in net assets resulting from operations	$5,377,623

# Effective October 1, 2016, the Fund’s share class was renamed as described in Note 1 of the Notes to the Financial Statements.

[1]	Includes non-recurring dividends of $16,242.

The accompanying notes are an integral part of these financial statements.
14

Statements of Changes in Net Assets
For the fiscal years ended May 31,

	AMG Managers Essex Small/Micro Cap Growth Fund

	2017#	2016
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment loss	$(289,004)	$(297,549)
Net realized gain on investments	3,130,204	895,502
Net change in unrealized appreciation (depreciation) of investments	2,536,423	(5,995,052)
Net increase (decrease) in net assets resulting from operations	5,377,623	(5,397,099)
Distributions to Shareholders:
From net realized gain on investments	(1,099,964)	(3,190,342)
Capital Share Transactions - Class N:
Proceeds from sale of shares	2,451,858	6,216,624
Reinvestment of distributions	876,085	2,473,854
Cost of shares repurchased	(8,086,963)	(10,133,219)
Net decrease from capital share transactions	(4,759,020)	(1,442,741)

Total decrease in net assets	(481,361)	(10,030,182)
Net Assets:
Beginning of year	26,734,302	36,764,484
End of year	$26,252,941	$26,734,302
End of year accumulated net investment loss	$(134,998)	$(106,675)

Share Transactions - Class N:
Sale of shares	101,744	246,939
Reinvested shares from distributions	36,157	106,448
Shares repurchased	(336,263)	(426,933)
Net decrease in shares	(198,362)	(73,546)

#	Effective October 1, 2016, the Fund’s share class was renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.
15

AMG Managers Essex Small/Micro Cap Growth Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended May 31,

Class N	2017#	2016	2015	2014	2013*
Net Asset Value, Beginning of Year	$21.84	$28.33	$26.73	$23.42	$17.72
Income from Investment Operations:
Net investment loss[1,2]	(0.25)[10]	(0.23)[4]	(0.27)[5]	(0.28)[6]	(0.15)[7]
Net realized and unrealized gain (loss) on investments	4.99	(3.74)	4.20	6.85	5.85
Total income (loss) from investment operations	4.74	(3.97)	3.93	6.57	5.70
Less Distributions to Shareholders from:
Net realized gain on investments	(0.99)	(2.52)	(2.33)	(3.26)	—
Net Asset Value, End of Year	$25.59	$21.84	$28.33	$26.73	$23.42
Total Return[2]	21.94%	(14.54)%	15.11%	27.35%	32.17%
Ratio of net expenses to average net assets	1.49%	1.49%	1.49%	1.50%[8]	1.50%[9]
Ratio of gross expenses to average net assets[3]	1.58%	1.58%	1.54%	1.50%[8]	1.51%[9]
Ratio of net investment loss to average net assets[2]	(1.05)%	(0.93)%	(0.96)%	(1.00)%[8]	(0.76)%[9]
Portfolio turnover	67%	66%	67%	130%	77%
Net assets at end of year (000’s omitted)	$26,253	$26,734	$36,764	$41,809	$25,845

Notes to Financial Highlights

#	Effective October 1, 2016, Investor Class shares were renamed Class N shares.

*	Effective December 1, 2012, all Class A shares were renamed Investor Class shares and Class C shares converted to Investor Class shares.

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements).

[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.25).

[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.29).

[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.30).

[7]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.17).

[8]	Includes non-routine extraordinary expenses amounting to 0.004% of average net assets.

[9]	Includes non-routine extraordinary expenses amounting to 0.009% of average net assets.

[10]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.27).

16

Notes to Financial Statements
May 31, 2017

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”), is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the AMG Managers Essex Small/Micro Cap Growth Fund (the “Fund”). Effective October 1, 2016, the Investor Class was renamed Class N.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than

17

Notes to Financial Statements (continued)

quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to the Fund are apportioned among the Funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) based upon their relative average net assets or number of shareholders.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to net operating losses. Temporary differences are due to differing treatments for losses deferred due to excise tax regulations and wash sales.

The tax character of distributions paid during the fiscal years ended May 31, 2017 and May 31, 2016 were as follows:

Distributions paid from:	2017	2016
Ordinary income	—	—
Short-term capital gains	—	—
Long-term capital gains	$1,099,964	$3,190,342

	$1,099,964	$3,190,342

As of May 31, 2017, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	$1,761,450
Late year loss deferral	(134,998)

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of May 31, 2017, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of May 31, 2017, the Fund had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended May 31, 2018, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is

18

Notes to Financial Statements (continued)

based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At May 31, 2017, certain unaffiliated shareholders of record, including omnibus accounts, individually or collectively held greater than 10% of the net assets of the Fund as follows: one owns 13%. Transactions by this shareholder may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party repurchase agreements for temporary cash management purposes and joint third-party repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At May 31, 2017, the market value of Repurchase Agreements outstanding was $2,405,151.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The investment manager selects one or more subadvisors for the Fund (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. Effective October 1, 2016, the Fund’s investment management fee was paid at the annual rate of 0.70% of the average daily net assets of the Fund. Prior to October 1, 2016, the annual rate for the investment management fee was 1.00% of the Fund’s average daily net assets.

The Investment Manager has contractually agreed, through at least October 1, 2017, to waive management fees and/or reimburse Fund expenses in order to limit total annual fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to 1.49% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from the Fund, fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At May 31, 2017, the Fund’s expiration of recoupment is as follows:

Expiration Period
Less than 1 year	$20,776
Within 2 years	27,418
Within 3 years	25,988

Total Amount Subject to Recoupment	$74,182

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund as further described in the Fund’s prospectus. Effective October 1, 2016, the Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Class N shares.

19

Notes to Financial Statements (continued)

Effective October 1, 2016, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to each financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Fund may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Fund’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended May 31, 2017, were as follows:

	Maximum	Actual
	Annual Amount	Amount
Fund	Approved	Incurred
AMG Managers Essex Small/Micro Cap Growth Fund
Class N*	0.15%	0.09%

*	Prior to October 1, 2016, the Fund did not incur shareholder servicing fees.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended May 31, 2017, the Fund neither borrowed from nor lent to other funds in the AMG Funds family. At May 31, 2017, the Fund had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term and U.S. Government Obligations) for the fiscal year ended May 31, 2017, were $18,059,600 and $23,898,944, respectively. The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended May 31, 2017.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. At May 31, 2017, the value of the securities loaned and cash collateral received was $2,312,762 and $2,405,151, respectively.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

20

Notes to Financial Statements (continued)

The following table is a summary of the Fund’s open Repurchase Agreements that are subject to a master netting agreement as of May 31, 2017:

		Gross Amount Not Offset In the Statement of Assets and Liabilities
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount

Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—

Daiwa Capital Markets America	1,000,000	1,000,000	—	—

Nomura Securities International, Inc.	405,151	405,151	—	—

Totals	$2,405,151	$2,405,151	—	—

7. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. Management has evaluated the implications of adopting these amendments and has determined there is no material impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require an additional disclosure in or adjustment of the Fund’s financial statements.

TAX INFORMATION (unaudited)

The AMG Managers Essex Small/Micro Cap Growth Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2017 Form 1099-DIV you received for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Essex Small/Micro Cap Growth Fund hereby designates $1,099,964 as a capital gain distribution with respect to the taxable fiscal year ended May 31, 2017, or if subsequently determined to be different, the net capital gains of such year.

21

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG MANAGERS ESSEX SMALL/MICRO CAP GROWTH FUND:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AMG Managers Essex Small/Micro Cap Growth Fund (the “Fund”) as of May 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 21, 2017

22

AMG Funds
Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees
The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:
Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 67 Funds in Fund Complex	Bruce B. Bingham, 68 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).
• Trustee since 1999 • Oversees 67 Funds in Fund Complex

Edward J. Kaier, 71

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 69 Funds in Fund Complex

Kurt A. Keilhacker, 53

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004 • Oversees 67 Funds in Fund Complex

Steven J. Paggioli, 67

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

• Trustee since 2013 • Oversees 67 Funds in Fund Complex	Richard F. Powers III, 71 Adjunct Professor, U.S. Naval War College (2016); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).
• Independent Chairman • Trustee since 1999 • Oversees 69 Funds in Fund Complex

Eric Rakowski, 59

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 69 Funds in Fund Complex	Victoria L. Sassine, 51 Lecturer, Babson College (2007 – Present).
• Trustee since 2004 • Oversees 67 Funds in Fund Complex

Thomas R. Schneeweis, 70

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 69 Funds in Fund Complex

Christine C. Carsman, 65

Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

23

AMG Funds
Trustees and Officers (continued)

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014 • Principal Executive Officer since 2014 • Chief Executive Officer since 2016

Jeffrey T. Cerutti, 49

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 59

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 52

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 2008

Donald S. Rumery, 59

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2008-Present); Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, AMG Funds IV, (2016-Present); Treasurer,

AMG Funds, (1999-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds

LLC, (1994-2004).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 50

Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Deputy Treasurer since 2017

John A. Starace, 46

Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-Present); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte &Touche LLP.

• Controller since 2017

Christopher R. Townsend, 50

Head of Business Finance, AMG Funds LLC (2015-Present); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 43

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 31

Vice President, Counsel, AMG Funds LLC (2015-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Assistant Secretary since 2016

Diana M. Podgorny, 38

Vice President, Counsel, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Assistant Secretary, AMG Funds IV (2010-Present); Vice President, Counsel, Aston Asset Management, LLC (2010-2016).

• Assistant Secretary since 2016

Marc J. Peirce, 55

Vice President, Compliance Officer, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds IV (2001-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Vice President, Aston Asset Management, LLC (1998-2016); Assistant Chief Compliance Officer, Aston Asset

Management, LLC (2006-2016).

24

INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

SUBADVISOR

Essex Investment Management Co., LLC

125 High Street, 29th Floor

Boston, MA 02110

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT BNY Mellon Investment Servicing (US) Inc. Attn: AMG P.O. Box 9769 Providence, RI 02940 (800) 548-4539	This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at www.amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG Times Square Emerging Markets Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe Focused Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

AR015-0517	www.amgfunds.com

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2017	Fiscal 2016
AMG Managers Essex Small/Micro Cap Growth Fund	$20,492	$24,214

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2017	Fiscal 2016
AMG Managers Essex Small/Micro Cap Growth Fund	$7,369	$7,225

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2016 and $0 for fiscal 2015, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f)	Not applicable.

(g) The aggregate fees billed by PwC in 2017 and 2016 for non-audit services rendered to the Funds and Fund Service Providers were $39,769 and $73,225, respectively. For the fiscal year ended May 31, 2017, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $32,400 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended May 31, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	August 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	August 1, 2017

By:	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date:	August 1, 2017